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                                                                    EXHIBIT 99.1

                      [LOGO OF CENTURYSOUTH BANKS, INC.]

Press Release                        Contact: (678) 624-1366
                                     Joseph W. Evans, President and CEO
For Immediate Release                Stephen W. Doughty, Chief Financial Officer
                                     Susan Anderson, Senior Vice President,
                                                 Secretary and Treasurer


                 Century South Announces First Quarter Results


ALPHARETTA, GEORGIA, April 10, 2001 - Century South Banks, Inc. today reported net income of $3,962,000 for the quarter ended March 31, 2001 as compared to $2,323,000 for the fourth quarter of 2000. Earnings per share for the first quarter of 2001 were $0.29 per diluted share, as compared to $0.17 for the fourth quarter of 2000. First Quarter 2000 net income was $5,029,000 which represented $0.37 per share.

At March 31, 2001, Century South had total assets of $1.658 billion and total deposits of $1.378 billion. Equity capital of $162,215,000 represented 9.79 percent of total assets.

As previously announced, on December 4, 2000 Century South's Board of Directors approved a merger with BB&T Corporation based in Winston-Salem, North Carolina. It is anticipated that the merger, subject to the approval of shareholders and regulatory authorities, will be consummated in the second quarter of 2001.
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
                                                                    For the Three Months Ended      Increase (Decrease)
(Dollars in thousands, except per share data)                         03/31/2001    03/31/2000        $           %
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
INCOME STATEMENT
Interest income                                                      $    34,592   $    31,654          $2,938     9.28%
Interest expense                                                          16,716        14,014           2,702    19.28%
      Net interest income                                                 17,876        17,640             236     1.34%
Provision for loan losses                                                  2,176           683           1,493   218.59%
      Net interest income after provision for loan losses                 15,700        16,957          -1,257    -7.41%
Noninterest income                                                         4,635         3,329           1,306    39.23%
Noninterest expense                                                       14,445        12,832           1,613    12.57%
Income before income taxes                                                 5,890         7,454          -1,564   -20.98%
Provision for income taxes                                                 1,928         2,425            -497   -20.49%
      Net Income                                                     $     3,962   $     5,029         -$1,067   -21.22%

PER SHARE DATA
Basic earnings                                                             $0.29         $0.37          -$0.08   -21.62%
Diluted earnings                                                           $0.29         $0.37          -$0.08   -21.62%
Weighted average shares -                                    Basic    13,656,558    13,605,616          50,942     0.37%
                                                           Diluted    13,840,141    13,685,942         154,199     1.13%
Dividends declared on common shares                                        $0.14         $0.13           $0.01     7.69%

PERFORMANCE RATIOS
Return on average assets                                                    0.99%         1.35%
Return on average equity                                                   10.09%        13.87%
Net yield on earning assets (taxable equivalent)                            4.82%         5.11%
Efficiency (taxable equivalent)                                            63.63%        60.49%

SELECTED BALANCE SHEET DATA
End of period balances
Securities, at carrying value                                            276,103       274,104           1,999     0.73%
Loans, net of unearned income                                          1,221,706     1,166,424          55,282     4.74%
Allowance for loan losses                                                (18,345)      (17,023)         (1,322)    7.77%
Other earning assets                                                      55,023        12,240          42,783   349.53%
Total earning assets                                                   1,547,620     1,459,397          88,223     6.05%
Other nonearning assets                                                  123,132       128,587          (5,455)   -4.24%
Total assets                                                           1,657,619     1,564,332          93,287     5.96%

Noninterest bearing deposits                                             158,614       163,706          (5,092)   -3.11%
Interest bearing deposits                                              1,219,802     1,172,236          47,566     4.06%
Total deposits                                                         1,378,416     1,335,942          42,474     3.18%
Federal funds purchased                                                   11,375        15,507          (4,132)  -26.65%
Federal Home Loan Bank advances and other borrowings                      83,540        48,162          35,378    73.46%
Total interest-bearing liabilities                                     1,314,717     1,235,905          78,812     6.38%
Total shareholders' equity                                               162,215       149,032          13,183     8.85%

Average balances
Securities, at carrying value                                            277,287       257,591          19,696     7.65%
Loans, net of unearned income                                          1,224,786     1,115,821         108,965     9.77%
Allowance for loan losses                                                (18,510)      (16,387)         (2,123)   12.96%
Other earning assets                                                      25,581        23,579           2,002     8.49%
Total earning assets                                                   1,524,626     1,404,125         120,501     8.58%
Other nonearning assets                                                  121,529       118,960           2,569     2.16%
Total assets                                                           1,630,674     1,499,564         131,110     8.74%

Noninterest bearing deposits                                             151,473       158,660          (7,187)   -4.53%
Interest bearing deposits                                              1,196,452     1,119,580          76,872     6.87%
Total deposits                                                         1,347,925     1,278,240          69,685     5.45%
Federal funds purchased                                                   18,360        12,296           6,064    49.32%
Federal Home Loan Bank advances and other borrowings                      83,451        48,342          35,109    72.63%
Total interest-bearing liabilities                                     1,298,263     1,180,218         118,045    10.00%
Total shareholders' equity                                               159,248       145,821          13,427     9.21%

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
                                                                                                  As of / For the Quarter Ended
(Dollars in thousands, except per share data)                      03/31/2001    12/31/2000   09/30/2000   06/30/2000    03/31/2000
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
INCOME STATEMENT
                                                                       34,592        35,676       35,355       33,537        31,654
Interest income
Interest expense                                                       16,716        17,120       16,714       15,320        14,014
      Net interest income                                              17,876        18,556       18,641       18,217        17,640
Provision for loan losses                                               2,176         3,098          653          662           683
      Net interest income after provision for loan losses              15,700        15,458       17,988       17,555        16,957
Noninterest income                                                      4,635         4,334        4,186        3,529         3,329
Noninterest expense                                                    14,445        16,227       14,292       13,293        12,832

Income before income taxes                                              5,890         3,565        7,882        7,791         7,454
Provision for income taxes                                              1,928         1,242        2,609        2,595         2,425
      Net Income                                                        3,962         2,323        5,273        5,196         5,029

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PER SHARE DATA
   Basic earnings                                                 $      0.29   $      0.17         0.38  $      0.38   $      0.37
   Diluted earnings                                               $      0.29   $      0.17         0.38  $      0.38   $      0.37
   Weighted average shares -                               Basic   13,656,558    13,713,684   13,739,744   13,738,658    13,605,629
                                                         Diluted   13,840,141    13,822,044   13,846,241   13,842,020    13,685,955
   Dividends declared on common shares                            $      0.14   $      0.14         0.13  $      0.13   $      0.13
   Book value per common share                                    $     11.87   $     11.60        11.36  $     10.94   $     10.80

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PERFORMANCE RATIOS
    Return on average assets                                             0.99%         1.13%        1.31%        1.33%         1.35%
    Return on average equity                                            10.09%        11.78%       13.70%       14.05%        13.87%
    Net yield on earning assets (taxable equivalent)                     4.82%         4.91%        4.98%        5.03%         5.11%
    Efficiency (taxable equivalent)                                     63.63%        70.21%       62.08%       60.53%        60.49%

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SELECTED BALANCE SHEET DATA
End of period balances
Securities, at carrying value                                         276,103       294,264      281,292      283,491       274,104
Loans, net of unearned income                                       1,221,706     1,232,409    1,217,184    1,196,905     1,166,424
Allowance for loan losses                                             (18,345)      (18,396)     (17,590)     (17,448)      (17,023)
Other earning assets                                                   55,023         7,027        5,990        7,127        12,240
Total earning assets                                                1,547,620     1,532,367    1,508,614    1,494,784     1,459,397
Other nonearning assets                                               123,132       126,882      127,621      127,695       128,587
Total assets                                                        1,657,619     1,642,186    1,614,497    1,597,770     1,564,332

Noninterest bearing deposits                                          158,614       166,729      159,248      169,145       163,706
Interest bearing deposits                                           1,219,802     1,168,018    1,150,774    1,142,911     1,172,236
Total deposits                                                      1,378,416     1,334,747    1,310,022    1,312,056     1,335,942
Federal funds purchased                                                11,375        42,857       19,846       31,242        15,507
Federal Home Loan Bank advances and other borrowings                   83,540        84,043      108,956       87,778        48,162
Total interest-bearing liabilities                                  1,314,717     1,294,918    1,279,576    1,261,931     1,235,905
Total shareholders' equity                                            162,215       159,174      156,034      149,914       149,032

Average balances
Securities, at carrying value                                         277,287       281,487      282,138      273,467       257,591
Loans, net of unearned income                                       1,224,786     1,223,346    1,209,825    1,176,518     1,115,821
Allowance for loan losses                                             (18,510)      (17,616)     (17,621)     (17,306)      (16,387)
Other earning assets                                                   25,581        13,529        6,173       12,788        23,579
Total earning assets                                                1,524,626     1,521,038    1,504,139    1,470,952     1,404,125
Other nonearning assets                                               121,529       119,504      120,594      124,556       118,960
Total assets                                                        1,630,674     1,620,250    1,601,110    1,570,023     1,499,564

Noninterest bearing deposits                                          151,473       160,109      160,470      159,442       158,660
Interest bearing deposits                                           1,196,452     1,159,501    1,138,710    1,163,111     1,119,580
Total deposits                                                      1,347,925     1,319,610    1,299,180    1,322,553     1,278,240
Federal funds purchased                                                18,360        19,687       26,843       20,318        12,296
Federal Home Loan Bank advances and other borrowings                   83,451       102,011      104,137       64,290        48,342
Total interest-bearing liabilities                                  1,298,263     1,281,199    1,269,690    1,247,719     1,180,218
Total shareholders' equity                                            159,248       157,182      153,065      148,758       145,821

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
                                                                                     As of / For the Quarter Ended
(Dollars in thousands, except per share data)                     03/31/2001    12/31/2000    09/30/2000    06/30/2000   03/31/2000
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
ASSET QUALITY ANALYSIS
   Allowance for loan losses
      Beginning balance                                          $    18,396   $    17,590   $    17,448   $    17,023  $    15,183
      Provision for loan losses                                        2,176         3,098           653           662          683
      Charge-offs                                                      2,394         2,579           675           513          434
      Recoveries                                                         167           287           164           276          213
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         Net charge-offs                                               2,227         2,292           511           237          221
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      Adjustment due to purchase of Subsidiary                             0             0             0             0        1,378
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      Ending balance                                             $    18,345   $    18,396   $    17,590   $    17,448  $    17,023
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   Nonperforming Assets
      Nonaccrual loans                                           $     7,621   $    10,907   $     6,802   $     5,370  $     6,144
      Other nonperforming assets                                       2,290         1,863         1,622         2,053        2,636
        Total nonperforming assets                               $     9,911   $    12,770   $     8,424   $     7,423  $     8,780

      Underperforming loans*                                     $     3,095   $     1,492   $     1,102   $       996  $       682
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Asset Quality Ratios
   Nonaccrual loans as a percentage of total loans and leases           0.62%         0.89%         0.56%         0.45%        0.53%
   Nonperforming assets as a percentage of:
        Total assets                                                    0.60%         0.78%         0.52%         0.46%        0.56%
        Loans plus other nonperforming assets                           0.81%         1.03%         0.69%         0.62%        0.75%
   Net charge-offs as a percentage of average loans and leases          0.74%         0.75%         0.17%         0.08%        0.08%
   Allowance for loans as a percentage of loans                         1.50%         1.49%         1.45%         1.46%        1.46%
   Ratio of allowance for loan losses to:
        Net charge-offs                                                 8.24          8.03         34.42         73.62        77.03
        Nonaccrual loans                                                2.41          1.70          2.59          3.25         2.77


*  Loans past due 90 days or more and still accruing